Exhibit 10.1
AMENDMENT NO. 1
TO
CREDIT AGREEMENT
     AMENDMENT NO. 1 (this “Amendment”), dated as of June 25, 2010, to that certain Second Amended and Restated Credit Agreement, dated as of June 11, 2010 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Trico Marine Services, Inc. (the “Borrower”), the guarantors party thereto from time to time (the “Guarantors”), the lenders party thereto from time to time (the “Lenders”), Nordea Bank Finland plc, New York Branch (the “Collateral Agent”), and Obsidian Agency Services, Inc. (the “Administrative Agent”). Capitalized terms used but not defined herein have the meanings provided in the Credit Agreement.
RECITALS
     WHEREAS, the parties hereto desire to make certain amendments to certain provisions of the Credit Agreement as specified herein, pursuant to and in accordance with Section 14.12 of the Credit Agreement;
     WHEREAS, the Lenders party hereto constitute the Required Lenders under the Credit Agreement; and
     NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
     SECTION 1. AMENDMENT.
     (a) Section 1 of the Credit Agreement is hereby amended to amend and restate the definition of “Parent Company Liens” in its entirety to read as follows:
“’Parent Company Liens’ shall mean, collectively, the Liens on the Capital Stock of Trico Holdco LLC, the Trico Marine Cayman Intercompany Loan, the TMS Intercompany Indebtedness and the assets of Trico Marine Cayman, L.P. and Trico Holdco LLC, in each case, to the extent pledged to Wilmington Trust FSB, as collateral agent for the benefit of (i) the Collateral Agent, (ii) the Working Capital Facility Agent and the Working Capital Facility Lenders under the Working Capital Facility and (iii) the Trustee and the Noteholders (in each case of (i), (ii) and (iii), as such capitalized terms are defined in the Wilmington Pledge and Security Agreement in effect on the date hereof) pursuant to the Wilmington Pledge and Security Agreement or the other Security Documents (as defined in the Wilmington Pledge and Security Agreement in effect on the date hereof).”

     (b) Section 1 of the Credit Agreement is hereby amended to add a defined term “Wilmington Pledge and Security Agreement” in the proper alphabetical order therefor, which definition shall read as follows:
“’Wilmington Pledge and Security Agreement’ means that certain Pledge and Security Agreement dated as of October 30, 2009, made by Borrower and certain of its direct and indirect subsidiaries in favor of Wilmington Trust FSB, as collateral agent, as such agreement may be amended from time to time with the consent of Administrative Agent.”
     (c) Section 10.01 of the Credit Agreement is hereby amended by amending the definition of “Permitted Liens” contained therein to delete the “and” at the end of subclause (xx) therein, to delete the “,” at the end of subclause (xxi) therein and to replace it with the following language “; and” and to add a new subclause (xxii) which shall read as follows:
     “(xxii) Liens on the Deposit (as defined in the Trico Shipping Commitment Letter (as defined below)) in favor of Special Value Continuation Partners, LP, Tennenbaum Opportunities Partners V, LP and Tennenbaum DIP Opportunity Fund, LLC (collectively, the “Commitment Parties”) to secure obligations to pay the Tennenbaum Expenses (as defined in the Trico Shipping Commitment Letter) and the other sums payable by Trico Shipping under the Trico Shipping Commitment Letter. As used herein, “Trico Shipping Commitment Letter” shall mean that certain Commitment Letter among Trico Shipping AS and the Commitment Parties dated as of June 21, 2010, as amended from time to time.”
     (d) Section 11.05 of the Credit Agreement is hereby amended by adding the language “Trico Marine International, Inc., Trico Holdco, LLC” immediately after the language “Other than the commencement in the Bankruptcy Court for the District of Delaware by any of the Borrower,” contained therein.
     (e) Section 11.14(a) of the Credit Agreement is hereby amended to amend and restate such Section in its entirety to read as follows:
     “(a) The failure to occur by June 30, 2010 of both (x) the commencement in the Bankruptcy Court for the District of Delaware by each of the Borrower, Trico Operators, Trico Assets, Trico Marine International, Inc. and Trico Cayman of a voluntary case concerning themselves under the Bankruptcy Code and (y) the delivery to the Administrative Agent and the Lenders of a fully executed forbearance agreement (such forbearance agreement, the “Second-Lien Notes Forbearance Agreement”), in form and substance reasonably acceptable to the Lenders, from Second-Lien Note Holders which hold not less than 51% of the outstanding principal amount of the Second-Lien Notes;”
     (f) Section 13 of the Credit Agreement is hereby amended to add a new Section 13.10 which Section 13.10 shall read as follows:

“13.10 Trico Marine International, Inc. Notwithstanding anything to the contrary in this Agreement, the Guaranty given by Trico Marine International, Inc. (“TMI”) hereunder shall not be effective until the earlier to occur of (i) the commencement by the Borrower or any of its Subsidiaries of any voluntary bankrtuptcy, insolvency or similar proceeding or (ii) the commencement of any involuntary bankruptcy, insolvency or similar proceeding against the Borrower or any of its Subsidiaries (each such event, a “Guaranty Effectiveness Event”), whereupon immediately upon the occurrence of such Guaranty Effectiveness Event, TMI hereby agrees with the Guaranteed Creditors that it unconditionally and irrevocably guarantees to the Guaranteed Creditors, as primary obligor and not merely as surety, the full and prompt payment when due, whether upon maturity, acceleration or otherwise, of any and all Guaranteed Obligations to the Guaranteed Creditors, subject to and in accordance with the provisions of this Section 13.”
     SECTION 2. AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED.
     Except as specifically amended hereby, all provisions of the Credit Agreement shall remain in full force and effect. After this Amendment becomes effective, all references to the Credit Agreement and corresponding references thereto or therein such as “hereof”, “herein”, or words of similar effect referring to the Credit Agreement shall be deemed to mean the Credit Agreement as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Credit Agreement other than as expressly set forth herein.
     SECTION 3. REPRESENTATIONS.
     The Borrower and each of the Guarantors represents and warrants as of the date of this Amendment as follows:
     (i) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;
     (ii) the execution, delivery and performance by it of this Amendment and the Credit Agreement as amended hereby are within its powers, have been duly authorized, and do not contravene (A) its charter, by-laws, or other organizational documents, or (B) any applicable law;
     (iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment and the Credit Agreement as amended hereby by or against it;
     (iv) this Amendment has been duly executed and delivered by it;
     (v) each of this Amendment and the Credit Agreement as amended hereby constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity; and
     (vi) no Default or Event of Default has occurred and is continuing.
     SECTION 4. LEGAL FEES.
     The Borrower covenants and agrees to pay in full, to the extent invoiced, on or prior to the date of the execution of this Amendment, all reasonable legal fees of Latham & Watkins LLP, counsel to the Administrative Agent, incurred in connection with the execution of this Amendment.
     SECTION 5. CONDITIONS TO EFFECTIVENESS.
     The effectiveness of this Amendment is conditioned upon delivery of duly executed signature pages by all parties hereto to the Administrative Agent.
     SECTION 6. GENERAL RELEASE.
     In consideration of, among other things, the execution and delivery of this Amendment by the Administrative Agent and the Lenders and the accommodations to the Borrower and the other Credit Parties set forth herein, each of the Borrower and the other Credit Parties, on behalf of itself and its successors and assigns (collectively, the “Releasors”), hereby forever waives, releases and discharges to the fullest extent permitted by law, and hereby agrees to hold each Releasee (as defined below) harmless from, any and all claims (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment), causes of action, demands, suits, costs, expenses and damages (collectively, the “Claims”), that any Releasor now has, of whatsoever nature and kind, whether known or unknown, whether arising at law or in equity, against any or all of the Administrative Agent, the Collateral Agent, and/or the Lenders, in each case, in any capacity and their respective affiliates, shareholders and “controlling persons” (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, consultants, agents, attorneys and other representatives of each of the foregoing (collectively, the “Releasees”), based in whole or in part on facts, whether or not now known, existing on or before the date hereof. The execution by the Borrower and the Credit Parties hereof shall constitute a ratification, adoption, and confirmation by the Borrower and the other Credit Parties of the foregoing general releases of all Claims against any Releasee which are based in whole or in part on facts, whether or not now known or unknown, existing on or prior to the date hereof. In entering into this Amendment, the Borrower and the other Credit Parties have consulted with, and been represented by, legal counsel and expressly disclaim any reliance on any representations, acts or omissions by any of the Releasees and hereby agree and acknowledge that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity hereof. The provisions of this Section shall survive the termination of the Credit Agreement (as amended hereby) and the other Credit Documents and payment in full of the Obligations.

     SECTION 7. MISCELLANEOUS.
     (a) This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.
     (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
     (c) This Amendment may not be amended or otherwise modified except as provided in the Credit Agreement.
     (d) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.
     (e) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural number, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.
     (f) The Credit Agreement as amended by this Amendment represent the final agreement among the parties with respect to the matters set forth therein and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements among the parties. There are no unwritten oral agreements among the parties with respect to such matters.
     (g) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE CREDIT AGREEMENT AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS OF THE CREDIT AGREEMENT.
[Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

TRICO MARINE SERVICES, INC., as the Borrower
By:	/s/ Rishi A. Varma
Rishi A. Varma
President

TRICO MARINE ASSETS, INC., as a Guarantor
By:	/s/ Rishi A. Varma
Rishi A. Varma
President

TRICO MARINE OPERATORS, INC., as a Guarantor
By:	/s/ Rishi A. Varma
Rishi A. Varma
President

TRICO MARINE INTERNATIONAL, INC., as a Guarantor
By:	/s/ Rishi A. Varma
Rishi A. Varma
President

TRICO MARINE SERVICES (HONG KONG) LIMITED, as a Guarantor By: Trico Marine Assets, Inc., its Sole Member
By:	/s/ Geoff Jones
Geoff Jones
Director

Amendment No. 1

COASTAL INLAND MARINE SERVICES LTD. as a Guarantor
By:	/s/ Geoff Jones
Geoff Jones
Director

SERVICIOS DE APOYO MARITIMO DE MEXICO, S. DE R.L. DE C.V., as a Guarantor
By:	/s/ Rishi A. Varma
Rishi A. Varma
Manager

TRICO SERVICOS MARITIMOS LTDA. as a Guarantor
By:	/s/ Per Thuestad
Per Thuestad
Manager

TRICO MARINE CAYMAN, L.P. as a Guarantor By: Trico Holdco, LLC, its general partner By: Trico Marine Services, Inc., its sole member
By:	/s/ Rishi A. Varma
Rishi A. Varma
President

TRICO HOLDCO, LLC as a Guarantor By: Trico Marine Services, Inc., its sole member
By:	/s/ Rishi A. Varma
Rishi A. Varma
President

Amendment No. 1

TRICO INTERNATIONAL HOLDINGS B.V. as a Guarantor
By:	/s/ Geoff Jones
Geoff Jones
Director

TRICO MARINE INTERNATIONAL HOLDINGS B.V., as a Guarantor
By:	/s/ Geoff Jones
Geoff Jones
Director

Amendment No. 1

SPECIAL VALUE CONTINUATION PARTNERS, LP, as Lender By: Tennenbaum Capital Partners, LLC Its: Investment Manager
By:	/s/ David Hollander
	Name:	David Hollander
	Title:	Partner

TENNENBAUM OPPORTUNITIES PARTNERS V, LP, as Lender By: Tennenbaum Capital Partners, LLC Its: Investment Manager
By:	/s/ David Hollander
	Name:	David Hollander
	Title:	Partner

TENNENBAUM DIP OPPORTUNITY FUND, LLC, as Lender By: Tennenbaum Capital Partners, LLC Its: Investment Manager
By:	/s/ David Hollander
	Name:	David Hollander
	Title:	Partner

OBSIDIAN AGENCY SERVICES, INC., as Administrative Agent
By:	/s/ David Hollander
	Name:	David Hollander
	Title:	Partner

Amendment No. 1